Exhibit 99.1

Properties Forward-LookingStatements This presentation includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as “anticipate,” “expect,” “believe,” “project,” “intend,” “may be” and “will be” and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements and may include, without limitation, information regarding the Company’s expectations, goals or intentions regarding the future, and the expected effect of the recent acquisitions on the Company. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited to: the Company’s ability to control costs, real estate market conditions, the actual rate of decline in customers, the actual use of sites by customers and its success in acquiring new customers at its Properties (including those that it may acquire); the Company’s ability to maintain historical rental rates and occupancy with respect to Properties currently owned or that the Company may acquire; the Company’s ability to retain and attract customers renewing, upgrading and entering right-to-use contracts; the Company’s assumptions about rental and home sales markets; the Company’s assumptions and guidance concerning 2012 estimated net income and funds from operations; the Company’s ability to manage counterparty risk; in the age-qualified Properties, home sales results could be impacted by the ability of potential homebuyers to sell their existing residences as well as by financial, credit and capital markets volatility; results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing and competition from alternative housing options, including site-built single-family housing; impact of government intervention to stabilize site-built single family housing and not manufactured housing; effective integration of the recent acquisitions and the Company’s estimates regarding the future performance of the recent acquisitions; unanticipated costs or unforeseen liabilities associated with the recent acquisitions; ability to obtain financing or refinance existing debt on favorable terms or at all; the effect of interest rates; the dilutive effects of issuing additional securities; the effect of accounting for the entry of contracts with customers representing a right-to-use the Properties under the Codification Topic “Revenue Recognition;” and other risks indicated from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements are based on management’s present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.

Equity LifeStyle Properties ELS Overview One of the nation’s largest real estate networks with 382 properties containing over 141,000 sites in 32 states and British Columbia ELS has a unique business model ELS owns the land Leases individual developed sites to customers Customers own the units they place on the sites ELS site composition Over 93% of property operating revenue is from annual revenue streams (1) 75,600 manufactured or resort home sites 65,500 sites for resort cottages (park models) and recreational vehicles Includes 46,200 sites primarily rented on an annual basis ELS’s rent position is prime Over 1,000,000 customer contacts

Equity LifeStyle Properties ELS Investment Highlights Well Located Real Estate >80 properties with lake, river or ocean frontage >100 properties within 10 miles of coastal United States Property locations are strongly correlated with population migration Financial Performance and Fundamentals Strong Long Term Performance Long Term Predictable Cash Flows Balance Sheet Flexibility Favorable Customer Demographics Baby Boomers Active adults and RV owners / Outdoor enthusiasts Seasoned Management Team

Equity LifeStyle Properties Real Estate

Equity LifeStyle Properties Real Estate De Anza Santa Cruz – Santa Cruz, CA 3 Primary investment is in land; the appreciating component of real estate in the long run 3 Lower maintenance costs/customer turnover costs than other forms of real estate 3 High quality real estate 3 Asset scarcity Colony Cove - Ellenton, FL 3 High barriers to entry 3 Retirement and vacation destinations > 62% of our sites are in FL, AZ, CA and TX 3 Award winning properties

Equity LifeStyle Properties Property Locations

Equity LifeStyle Properties

Resort Homes [1]

- 205 manufactured home communities - $473 million of estimated 2012 property operating revenues
- 74,100 sites
- Core occupancy of 91.3% and down 7 since 12/31/11 [2]
- Core occupancy has grown for 10 consecutive quarters through 3/31/12
- Core Community base rental income growth for the five months ended 5/31/12 is 3.1% [3]
- Total occupancy of 89.2% and up 77 sites since 12/31/11 [2]

Casa del Sol Resort East – Glendale, AZ



Pine Ridge at Crestwood – Whiting, NJ



Notes:
1) Excludes joint venture sites.
2) As of May 31, 2012. Core Portfolio is defined for this presentation as properties acquired prior to December 31, 2011 and which are expected to be owned and operated by the Company continuously for 2011 and 2012. The Core Portfolio may change from time-to-time depending on acquisitions, dispositions and significant transactions or unique situations.
3) Compared to the five months ended May 31, 2011.

8

Equity LifeStyle Properties

RV Resorts [1]

- 172 RV resorts - $214 million of estimated 2012 property operating revenues
- Annual / Seasonal Sites = 30,000
- Transient Sites = 9,600
- Thousand Trails Sites = 24,300 [2]
  - 95,900 members as of 5/31/12
    - Roughly 10,800 implied excess sites (5 to 1 ratio)
    - Excess sites do not require any significant cap ex
  - Industry standard ratio = 10 to 1
- Core resort income growth for the five months ended 5/31/12 is 3.0% [3]

Goose Creek – Newport, NC



Hidden Cove – Willis, TX



Notes:
1) Excludes joint venture sites.
2) As of May 31, 2012, 3,900 of these sites are rented on an annual basis. 2012 right-to-use annual payments (dues) are expected to be $48 million and 70+% is earned or prepaid as of 5/31/12 (comparable to May 2011 YTD)
3) Compared to the five months ended May 31, 2011.

9

Equity LifeStyle Properties Strong Long Term Performance

Equity LifeStyle Properties Track Record Item IPO Year - 1993 2012 Properties 41 382 Sites 12,312 141,081 States 16 32 FFO Per Share (1) $1.11 $4.51 Stock Price (2) $12.88 $65.86 Enterprise Value (3) $296 million $5.63 billion Dividend Paid Cumulative (4) - $29.63 Cumulative Total Return (5) - 1,175% S&P 500 Total Return (5) - 331% Notes: See page 28 for definition of FFO. 2012 amount is the midpoint of the estimated 2012 FFO per share range of $4.41 to $4.61 disclosed in the First Quarter 2012 Supplemental Operating and Financial Information furnished with the SEC as Exhibit 99.2 to the Form 8-K filed on April 17, 2012 (the “Supplemental Package”). The 1993 stock price is split-adjusted; the 2012 price is the closing price as of May 31, 2012. 2012 amount is as of March 31, 2012. See page 16. Source: SNL Financial. Includes dividends paid from IPO date of February 25, 1993 through May 31, 2012. Source: SNL Financial from IPO through May 31, 2012 (calculation assumes dividend reinvestment).

Equity LifeStyle Properties

Total Return Performance (1)

- *ELS total return has outperformed both the S&P 500 and other REIT's for both the last 5 and 10 years*
- *ELS announced 2012 dividend is 17% higher than 2011*



5 Year - Total Return Performance
Total Return (%)
60
40
20
0
-20
-40
-60
-80
May-07
May-08
May-09
May-10
May-11
May-12
ELS (+34%)
SNL US REIT Equity (+1%) (2)
S&P 500 (-5%)



10 Year - Total Return Performance
Total Return (%)
250
200
150
100
50
0
-50
May-02
May-03
May-04
May-05
May-06
May-07
May-08
May-09
May-10
May-11
May-12
ELS (+200%)
SNL US REIT Equity (+170%) (2)
S&P 500 (+50%)

Notes:
Source: SNL Financial.
1) Total return calculation assumes dividend reinvestment.
2) SNL US REIT Equity : Includes all publicly traded (NYSE, NYSE Amex, NASDAQ, OTC BB, Pink Sheets) Equity REITs in SNL's coverage universe.

12

Equity LifeStyle Properties Consistent Same Store NOI Growth and Outperformance Q3 1998 – Q1 2012 (1) Same Store NOI Averages: ELS 3.8% REIT’s 2.3% Apartments 2.2% ELS has maintained positive same store NOI growth all quarters since at least Q3 ‘98 Note: 1) Source for Same Store NOI data: Citi Investment Research, May 2012. Earliest quarter collected by Citi is third quarter of 1998. “REIT Industry” includes an index of REITs across a variety of asset classes, including regional malls, shopping centers, multi family, student housing, manufactured homes, self storage, office, industrial, mixed office and specialty.

Equity LifeStyle Properties

ELS vs. Multifamily

Same Store NOI Indexed Growth (1)

ELS compounded Same Store NOI growth rates significantly outperformed the REIT Multifamily industry since 1999


Same Store NOI Indexed Growth
$165
$160
$155
$150
$145
$140
$135
$130
$125
$120
$115
$110
$105
$100
$95
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Multifamily Averages (2)
ELS Averages (2)

FFO Multiples

	ELS	Multifamily
1996 – 2001(3)	*12.9x*	*11.0x*
2002 – 2011(3)	*16.9x*	*18.2x*
2012 4)	*14.2x*	*19.3x*

Notes:

1) Source: Citi Investment Research, May 2012. Same Store Indexed Growth assumes initial investment of $100 multiplied by the annual same store NOI growth rate.
2) Source: Citi Investment Research, May 2012. Averages equal annualized quarterly same store NOI averages collected by Citi. See page 13.
3) Source: SNL Financial. Average FFO Multiple for the period calculated on a trailing 12 month basis. Multiple equals stock price divided by FFO per share.
4) Source: Green Street Advisors, Real Estate Securities Monthly, 06/01/2012. Multiple equals stock price as of 5/31/2012 divided by 2012 FFO per share.

14

Equity LifeStyle Properties ELS vs. Multifamily (cont’d) FFO/Share and Total Return While ELS and SNL Multifamily Index have had similar total returns, ELS has far outpaced Multifamily Index in FFO/share growth Notes: Source: SNL Financial, May 2012. 1) Growth in FFO/Share and Total Return assumes initial investment of $100 multiplied by the annual FFO/Share and Total Return growth rates, respectively. Total Return assumes dividend reinvestment.

Equity LifeStyle Properties Fundamentals

Equity LifeStyle Properties Long Term Predictable Cash Flows 3 FFO expected to grow 39% in 2012 3 Over 96% of estimated 2012 revenues is comprised of property operating revenues 3 2011 and 2012 growth largely driven by $1.4 billion Hometown acquisition during the second half of 2011 Notes: Based on Company’s estimate and represents the midpoint of a range. See the Supplemental Package. Portion of Total Revenue earned or expected to be earned from properties and chattel loans acquired from Hometown. 3) See page 28 for definition of FFO and reconciliation of Net Income available for common shares to FFO.

Equity LifeStyle Properties Steady, Predictable Revenue Streams Property Revenue Buckets (1) Note: 1) Property revenue buckets reflect Company’s estimated 2012 property operating revenues.

Equity LifeStyle Properties Balance Sheet Flexibility 3 $344 million of common equity raised in 2011 3 200 properties are unencumbered Notes: Source: SNL Financial. Fixed interest coverage equals interest expense divided by EBITDA.

Equity LifeStyle Properties Capital Structure As of March 31, 2012 (In $US millions) 3 Total enterprise value (1) is $5.63 billion 3 Debt to enterprise value is 40% 3 $380 million undrawn line of credit Notes: Stock price as of 3/31/2012. The 8 million shares of 8.034% Series A Cumulative Redeemable Perpetual Preferred Stock outstanding can be redeemed by the Company at any time at a redemption price of $25 per share, plus accumulated and unpaid dividends.

Equity LifeStyle Properties Customers

Equity LifeStyle Properties Customer Demographics Target Customer MH and Annual RV Customer 65-74 years old Right to Use RV and Seasonal RV Customer Traditionally 55-69 years old Zone Park Pass – low cost product introduced in 2010 50-59 years old Transient RV Customer 35-55 years old The population of people 50 – 74 is expected to grow 24% from 2010 to 2025 Note: Source: U.S. Census Bureau 2008.

Equity LifeStyle Properties Extensive Customer Pool ELS only needs a small percentage of this customer pool to feed its revenue streams Note: Sources: University of Michigan’s Survey Research Center 2005, Acxiom 2009, Statistical Surveys 2011, US Census 2008.

Equity LifeStyle Properties ELS LifeStyle and Activities Recreation Golf, softball, fishing, tennis, swimming, lawn bowling/bocce Arts Concerts, shows, art fairs, crafts Education Seminars, One Day University Volunteerism Consider Others, fund raising

Equity LifeStyle Properties People

Equity LifeStyle Properties

Experienced, Proven Management and Board of Directors

Executive Officers

Thomas Heneghan - Chief Executive Officer and member of the Board of Directors *(with ELS since 1995)*. Previous roles at ELS: President, Chief Operating Officer ("COO"), Chief Financial Officer and Treasurer.

Marguerite Nader - President and Chief Financial Officer *(with ELS since 1993)*. Previous roles at ELS: Executive Vice President ("EVP") of New Business Development, EVP of Sales and Marketing.

Roger Maynard - Executive Vice President of Asset Management *(with ELS since 1997)*. Previous roles at ELS: EVP and COO, Regional Vice President.

Ellen Kelleher - Executive Vice President of Property Management *(with ELS since 1994)*. Previous roles at ELS: EVP and General Counsel.

Seth Rosenberg - Senior Vice President of Sales and Marketing *(with ELS since 2010)*

Board of Directors

Samuel Zell - Chairman of the Board, Director since 1993, purchased the Company's predecessor in 1983

Howard Walker - Vice-Chairman of the Board and Director since 1997

Philip Calian - Director since 2005

David Contis - Director since 2009

Thomas Dobrowski - Director since 1993

Sheli Rosenberg - Director since 1996

Gary Waterman - Director since 1993

26

Equity LifeStyle Properties Regional 2 Regional Offices Tampa, FL Phoenix, AZ Property Management 3 Regional Vice Presidents Average 19+ years at ELS/Thousand Trails Average 26+ years in MH/RV business 6 Vice Presidents Average 9+ years at ELS Asset Management Vice President 18+ years at ELS Senior Regional Construction Manager 9+ years at ELS Environmental Engineer 4+ years at ELS Corporate Administrative Accounting SVP of Finance and Treasurer - 18+ years at ELS SVP and CAO – 25+ years of experience in public accounting, joined ELS in 2012 4 VP’s / Directors - Average 8+ years at ELS/Thousand Trails Compliance Officer – 17+ years at ELS Financial Planning VP of Investor Relations and Financial Planning - 18+ years at ELS Director of Financial Planning - 17+ years at ELS Human Resources VP - 18+ years at ELS Information Technology VP and Chief Information Officer – 4+ years at ELS Director of IS Operations - 11+ years at ELS Legal SVP and General Counsel - 4+ years at ELS VP of Legal – 29+ years at ELS/Thousand Trails Sales & Marketing President of sales subsidiary – 8+ years at ELS/Thousand Trails 2 VP’s – 12+ years at ELS/Thousand Trails 3 Senior Directors of Marketing – Average 13+ years at ELS/Thousand Trails 2 Call Center Directors / Managers – Average 15+ years at ELS/Thousand Trails Acquisitions / Dispositions VP of New Business Development - 6+ years at ELS

ELS

Equity LifeStyle Properties

Non GAAP Financial Measures

Funds from Operations ("FFO") is a non-GAAP financial measure. The Company believes that FFO, as defined by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"), is generally an appropriate measure of performance for an equity REIT. While FFO is a relevant and widely used measure of operating performance for equity REITs, it does not represent cash flow from operations or net income as defined by GAAP, and it should not be considered as an alternative to these indicators in evaluating liquidity or operating performance.

The Company defines FFO as net income, computed in accordance with GAAP, excluding gains or actual or estimated losses from sales of properties, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. The Company receives up-front non-refundable payments from the entry of right-to-use contracts. In accordance with GAAP, the upfront non-refundable payments and related commissions are deferred and amortized over the estimated customer life. Although the NAREIT definition of FFO does not address the treatment of nonrefundable right-to-use payments, the Company believes that it is appropriate to adjust for the impact of the deferral activity in its calculation of FFO. The Company believes that FFO is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that by excluding the effect of depreciation, amortization and gains or actual or estimated losses from sales of real estate, all of which are based on historical costs and which may be of limited relevance in evaluating current performance, FFO can facilitate comparisons of operating performance between periods and among other equity REITs. The Company believes that the adjustment to FFO for the net revenue deferral of upfront non-refundable payments and expense deferral of right-to-use contract commissions also facilitates the comparison to other equity REITs. Investors should review FFO, along with GAAP net income and cash flow from operating activities, investing activities and financing activities, when evaluating an equity REIT's operating performance. The Company computes FFO in accordance with its interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than the Company does. FFO does not represent cash generated from operating activities in accordance with GAAP, nor does it represent cash available to pay distributions and should not be considered as an alternative to net income, determined in accordance with GAAP, as an indication of the Company's financial performance, or to cash flow from operating activities, determined in accordance with GAAP, as a measure of the Company's liquidity, nor is it indicative of funds available to fund its cash needs, including its ability to make cash distributions.

Net Income to FFO Reconciliation *(In $US millions)*

Computation of funds from operations:	2007	2008	2009	2010	2011	2012 (1)
Net income available for common shares	32.1	18.3	34.0	38.4	22.8	47.2
Income allocated to common OP units	7.7	4.3	6.1	5.9	3.1	4.4
Series B Redeemable Preferred Stock Dividends	0.0	0.0	0.0	0.0	0.5	0.0
Right-to-use contract upfront payments, deferred, net	0.0	10.6	18.9	14.9	11.9	3.6
Right-to-use contract commissions, deferred, net	0.0	(3.6)	(5.7)	(5.5)	(4.8)	(1.4)
Depreciation on real estate assets and other	63.6	66.2	69.0	68.1	80.0	100.0
Depreciation on rental homes	0.0	1.2	2.4	2.8	4.3	5.9
Amortization of in-place leases	0.0	0.0	0.0	0.0	28.5	45.1
Depreciation on unconsolidated joint ventures	1.4	1.8	1.3	1.2	1.2	0.0
(Gain) loss on real estate	(12.0)	0.1	(5.5)	0.2	0.0	0.0
Funds from operations available for common shares	**92.8**	**98.8**	**120.4**	**126.0**	**147.5**	**204.8**

Note:
(1) 2012 amounts are the midpoint of an estimated range. See Supplemental Package.

28